UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2025

ALTO INGREDIENTS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21467	41-2170618
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 South Second Street Pekin, Illinois	61554
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (916) 403-2123

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ALTO	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2025 Annual Meeting of Stockholders (“Annual Meeting”) of Alto Ingredients, Inc. (the “Company”) was held on June 25, 2025. The following proposals were approved at the Annual Meeting by the votes indicated:

Proposal One: To elect six directors to serve on the Company’s board of directors until the next annual meeting of stockholders and/or until their successors are duly elected and qualified. The nominees for election were Bryon T. McGregor, Maria G. Gray, Gilbert E. Nathan, Dianne S. Nury, Jeremy T. Bezdek and Alan R. Tank.

The following nominees were elected by the votes indicated to serve as directors until the next annual meeting of stockholders and/or until their successors are duly elected and qualified:

Name	Total Votes for Director	Total Votes Withheld from Director	Total Broker Non-Votes
Bryon T. McGregor	22,048,108	6,268,972	21,963,347
Maria G. Gray	21,608,191	6,708,889	21,963,347
Gilbert E. Nathan	23,836,559	4,480,521	21,963,347
Dianne S. Nury	21,661,055	6,656,025	21,963,347
Jeremy T. Bezdek	24,554,519	3,762,561	21,963,347
Alan R. Tank	24,530,026	3,787,054	21,963,347

Proposal Two: To approve the 2024 compensation of the Company’s named executive officers, as disclosed in the proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (“say-on-pay”).

Total Votes
For	20,574,474
Against	7,267,671
Abstain	474,935
Broker Non-Votes	21,963,347

Proposal Three: To recommend conducting an advisory vote on executive compensation every one, two or three years.

Total Votes
One Year	19,674,028
Two Years	383,152
Three Years	6,798,561
Abstain	1,461,339

Proposal Four: To ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

Total Votes
For	47,661,181
Against	2,345,208
Abstain	274,038
Broker Non-Votes	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2025	ALTO INGREDIENTS, INC.

	By:	/s/ AUSTE M. GRAHAM
Auste M. Graham,
Chief Legal Officer & Secretary

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